Intangible Assets	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Intangible Assets
18.	INTANGIBLE ASSETS
The intangible assets of the Group primarily consist of software licenses acquired for internal use and a bank license. Software licenses are amortized linearly over the expected period of use within the license term, which generally does not exceed 5 years. For the year ended December 31, 2022, the Group acquired intangible assets with a cost of 173
(year ended December 31, 2021: 1,056). For the year ended December 31, 2022, charges and losses related to derecognition, impairment and disposal of intangible assets amounted to 682 (year ended December 31, 2021: a loss of 203).
In May 2021, the Group completed an acquisition of 100% participation interest in Oney Bank LLC. The purpose of the acquisition was to equip the Group with the necessary license to enhance the Group’s own financial services offering. The total cash consideration for the transaction amounted to 615. The Group concluded that the acquired set of activities and assets does not constitute a business as the substantial fair value of the gross assets acquired is concentrated in a single intangible asset. As a result, the Group reflected this deal as an asset acquisition. On the date of acquisition, the Group recognized the individual identifiable assets acquired and liabilities assumed and allocated 233 to the license intangible assets with indefinite useful life, 375 to cash and cash equivalents, and 7 to non-financial
assets.
As of December 31, 2022, the Group concluded that the recoverable amount of the license is close to nil as, based on the current plans, the Group does not expect to recover the value of this asset through use or sale. Accordingly, in 2022, the Group recognized an impairment loss of 233.